                                                                   EXHIBIT 4.1
HJ 48029

         TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE ENGRAVED
                      CERTIFICATE WHEN READY FOR DELIVERY


                                MAIL-WELL, INC.

        THIS CERTIFICATE IS TRANSFERABLE IN DENVER, CO OR NEW YORK, NY


     COMMON STOCK                                             COMMON STOCK
        NUMBER                                                   SHARES
     [   TMV    ]                                             [          ]

 INCORPORATED UNDER THE LAWS                                SEE REVERSE FOR
   OF THE STATE OF DELAWARE                               CERTAIN DEFINITIONS

                                                           CUSIP 560321 20 0

--------------------------------------------------------------------------------

THIS CERTIFIES THAT

                                   SPECIMEN


IS THE OWNER OF

--------------------------------------------------------------------------------
          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                    OF THE PAR VALUE OF $.01 PER SHARE, OF


                             CERTIFICATE OF STOCK


                                MAIL-WELL, INC.
           (hereinafter and on the back hereof called the "Company")

                  STATE OF INCORPORATION CHANGED TO COLORADO

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the laws of the State of Delaware and to all the provisions of the Certificate of Incorporation and the Bylaws of the Company, as amended from time to time (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS in facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:



     [SPECIMEN]                  [CORPORATE SEAL             [SPECIMEN]
    [SIGNATURE OF                 OF DELAWARE OF            [SIGNATURE OF
    ROGER WEITHEIMER              MAIL-WELL, INC.             G. MAHONEY
    APPEARS HERE]                 APPEARS HERE]             APPEARS HERE]
      SECRETARY                                                CHAIRMAN


COUNTERSIGNED AND REGISTERED:
   AMERICAN SECURITIES TRANSFER & TRUST, INC.
               P.O. BOX 1596
           Denver, Colorado 80201
                 TRANSFER AGENT AND REGISTRAR

BY

                         AUTHORIZED SIGNATURE

                                MAIL-WELL, INC.

        This Company will furnish without charge to each stockholder who so requests a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Company, and the qualifications, limitations or restrictions of such preferences and/or rights. Such statement may be obtained by a request in writing to the Secretary of the Company at its principal place of business or to the office of the Transfer Agent.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                                      UNIF GIFT MIN ACT -______________Custodian______________
TEN ENT - as tenants by the entireties                                                    (Cust)                  (Minor)
JT TEN  - as joint tenants with right of                                                under Uniform Gifts to Minors
          survivorship and not as tenants                                               Act_________________________________
          in common                                                                                   (State)

                                                                    UNIF TRF MIN ACT -  __________Custodian (until age_____)
                                                                                          (Cust)
                                                                                        __________under Uniform Transfers
                                                                                          (Minor)
                                                                                        to Minors Act_______________________
                                                                                                           (State)


                              Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED,_______________________________________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

____________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE ON ASSIGNEE)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.

____________________________________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________________________


                                                                X __________________________________________________________________

                                                                X __________________________________________________________________
                                                                  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                   NOTICE:        NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                                  PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                                                  WHATEVER.

Signature(s) Guaranteed




By _______________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO
S.E.C. RULE 17Ad-15.